Saba Capital Master Fund, Ltd. v. BlackRock
Credit Allocation Income Trust et al., C.A. No.
2019-0416-MTZ (Del. Ch.), No. 297, 2019 (Del.)
On June 4, 2019, Saba Capital Master Fund, Ltd.
("Saba"), a shareholder of BlackRock Credit
Allocation Income Trust ("BTZ"), filed a purported class action lawsuit in the Court of Chancery of the State of Delaware against BTZ, its investment adviser, BlackRock Advisors, LLC ("BlackRock"), and each of the members of BTZ's board of directors (the "Board"). On June 12, 2019, Saba filed an amended complaint (the "Complaint").
Saba's Complaint alleges, among other things, that:
(i) Saba gave notice of its intention to nominate four individuals to BTZ's Board; (ii) the Board notified
Saba that it missed a deadline to provide information set forth in BTZ's bylaws, and therefore Saba's nominees were ineligible for election to the Board; and (iii) votes for Saba's nominees would not be counted at the July 8, 2019 annual meeting of BTZ shareholders. The
Complaint further argues that the deadline in the bylaws did not apply and therefore votes for Saba's nominees were eligible for election to the Board. In addition, the Complaint challenges a provision in BTZ's declaration of trust under which the applicable voting standard for contested director elections is a majority vote of outstanding shares.
Based on these and other allegations, Saba's
Complaint asserts four counts against BTZ:
(1) breach of BTZ's declaration of trust for imposing a majority vote standard in a contested election; (2) breach of fiduciary duties to shareholders of BTZ for adopting the majority vote standard; (3) breach of BTZ's bylaws; and
(4) breach of fiduciary duty to shareholders of BTZ for refusing to recognize Saba's nominees as valid.
The Complaint seeks declaratory and injunctive relief and an award of Plaintiff's costs of the proceedings. The alleged class includes Saba and "all other similarly situated holders of common shares of . . . BTZ, their legal representatives, heirs, successors, transferees, and assigns." On June 9, 2019, Saba moved for a preliminary injunction requiring defendants to count votes for Saba's nominees at BTZ's 2019 annual meeting. On June
27, 2019, the Delaware Court of Chancery issued a memorandum opinion granting Saba's motion on the ground that Defendants breached BTZ's bylaws.
On July 2, 2019, the Delaware court entered a partial final judgment directing, among other things, that "Saba's nominees are validly nominated for election to the Board[] of [BTZ] at the 2019 annual meeting," and BTZ is enjoined from applying its bylaws to invalidate Saba's nominations, and "shall count votes for those nominees for election to the Board[] of [BTZ]" at the 2019 annual meeting.
BTZ appealed the Delaware Court of Chancery's decision to the Supreme Court of the State of Delaware. On January 13, 2020, the Supreme Court of the State of Delaware reversed the Court of Chancery's preliminary injunction. On February 25,
2020, the Delaware Court of Chancery approved a Stipulation and Order of Dismissal; consequently, the matter is now closed.


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